SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
Smith Barney
Principal
Return Fund
Security and
Growth Fund
--------------------------------------------------------------------------------
May 31, 1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
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

------------------------
Security and Growth Fund
------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the period ended May 31, 1997. In this report, we comment on how your Fund has performed as well as our near-term expectations for the financial markets. For your convenience, a detailed summary of the historical performance as well as its current holdings can be found in the appropriate sections that follow.

Fund Performance Update

For the six months ended May 31, 1997, the Fund had a total return of 0.88%. In comparison, the Fund's peer group average returned 3.02% for the same period according to Lipper Analytical Services, Inc., a major fund tracking organization. The zero coupon bonds held in the Fund fell by 1.57%. The zero coupon bonds represent about 50% of the total portfolio and at maturity will be sufficient to return investors' original capital, without regard to the value of the equity segment of the Fund. The equity and cash component of the Fund appreciated 3.4%. The closest benchmark to the portfolio of stocks held in the Fund is the Russell 2000 Index (a common benchmark of small-capitalization stocks). The Russell 2000 Index appreciated 7.5% during the last six months.

The first six months of the Fund's fiscal year has seen an increase in volatility in the equity market. From its peak in the middle of February to its trough in the middle of April, the Standard & Poor's Composite Stock Index ("S&P 500") suffered a 9.6% correction. (The S&P 500 is a recognized capitalization-weighted equity index that is weighted in favor of large-company issues.) In our view, the principal cause of this increased market volatility was rising interest rates. Additionally, some mutual funds (mostly those in the aggressive growth and technology style categories) experienced a reduction in asset inflows resulting in a lack of liquidity, especially for smaller-capitalization issues. For many smaller companies, their share prices declined much more than larger issues.

However, once it became clear that bond yields had peaked in the middle of April at about 7.2%, the equity market snapped back with impressive gains. The S&P 500 has appreciated 14.1% from its trough, and the Russell 2000 Index has gained 13.3% from its lows. Although it is encouraging that small-cap stocks have risen in conjunction with large-cap stocks, the "narrowness" theme we identified in our 1996 annual report continued into the new year with large-capitalization stocks generally outperforming small-capitalization stocks. More than 60% of all stocks have underperformed the S&P 500 by 15% or more in the last six to twelve months. The S&P 500 appreciated 12.1% over the last six months, while the Russell 2000 Index gained 7.5% during the same period. The top 25 names in the capitalization-weighted S&P 500 outperformed the other 475 by a 2-to-1 margin, another indication of the "two-tiered" nature of the market.

Many companies in the S&P 500 are growing at 10%-15% annual rates and command price/earnings ("P/E") multiples of 25-40 times this year's earnings estimates. The large difference between growth rates and P/E ratios suggests to us that many large capitalization companies are fully priced. In contrast, many small- and medium-cap stocks are growing 25%-30% and selling at less than 20 times earnings. Although some of these companies are not well known, we believe this is where outstanding value exists. And ultimately we expect that this outstanding value will translate into superior performance.

The primary factors affecting the Fund's performance during the reporting period included a difficult bond market and a narrow stock market. The Fund invests in undervalued companies that have market capitalizations of $1 billion or less (i.e., generally considered to be small-cap issues). Because of this investment focus and the fact that 25-50 large, multinational companies have had a strong influence on the S&P 500 index, our performance has lagged. Moreover, the Fund's performance was also negatively affected because certain sectors of the market that are important to the Fund, such as biotechnology and natural resources, underperformed over the last six months. However, the technology sector was an area of strength within the Fund.

Fund's Investment Strategy

The Fund generally holds 25 core stocks. Over the course of the last six months, we have reduced our exposure to biotechnology and health care in general. In a volatile market environment, we have elected to increase our exposure to companies that possess nearer term earnings and cash flows and decrease our exposure to "development" stage companies. As a result, the Fund's technology weighting rose to just over 20%.

The largest position in the Fund continues to be Quantum Corp., a market leader in the production of disk drives for personal computers. This company has been an outstanding performer in the last six months and yet, if anything, its fundamental earnings picture is even better today. Assuming continued strong execution, Quantum's operating margins could exceed 10% over the near term and earnings this fiscal year could exceed current Wall Street estimates of $2.65 per share.

We continue to believe that the long-term prospects for biotechnology are outstanding but recently this has not been reflected in the group's performance. Although Calgene, one of the Fund's positions, agreed to be acquired by Monsanto for a 45% premium, the remaining biotechnology investments in the portfolio have underperformed the market recently. We believe the fundamentals for the biotechnology issues held in the Fund are outstanding and that this sector of the market represents unusually good relative value. An environment in which interest rates are falling could help generate renewed interest in the group. Biotechnology shares really are a call on future revenues and earnings discounted to a present value. All things being equal, lower interest rates produce higher discounted values.

The other area of disappointment for the Fund was the natural resource sector. Over the last six months, commodity prices have generally trended lower. The Fund has exposure to companies in the oil, natural gas, gold and titanium sectors whose underlying commodity prices all fell in the last six months. In most cases, our philosophy is to identify and invest with companies that add value for shareholders through success in finding and growing reserves. During this period of weakness, we have added to some of our investments in this sector. Recent strength in the economy and stock market suggest that demand for natural resources companies should improve this year and in 1998.

Small-Cap Stock Outlook

We believe that small-cap stocks, as a group, continue to represent the best risk/reward characteristics in the market today. Not only are the valuations compelling, but also the interest rate environment appears positive. In previous periods, small-cap stocks typically generate their best performance when rates are flat or moving lower, as long as profits are growing. With long-maturity U.S. Treasury yields at about 7%, we believe rates at the long end will either be stable or down in the next six months even if the Federal Reserve Board chooses to increase short-term rates.

Included below are the sector weightings in the Security and Growth Fund. These weightings should give you a better idea of the positioning of the Fund. In addition, we list the Fund's ten largest holdings as of May 31, 1997.

                      % of Total                                     % of Total
S&P Sector            Investments     Top Ten Holdings               Investments
----------            -----------     ----------------               -----------
Fixed Income             50.5%        U.S. Treasury Strips              50.5%
Technology               17.3         Quantum Corp.                      5.6
Healthcare               11.4         Adobe Systems, Inc.                4.3
Base Materials            7.2         RMI Titanium Co.                   3.4
Consumer Staples          3.7         Neurex Corp.                       3.2
Consumer Cyclicals        3.3         Adflex Solutions Inc.              2.7
Energy                    3.0         Metra Biosystems Inc.              2.1
Communication             2.3         Optical Coating Laboratory Inc.    2.1
                                      Home Shopping Network Inc.         2.0
                                      Taco Cabana Inc.                   1.7

In closing, thank you for your investment in the Smith Barney Principal Return Fund - Security and Growth Fund. We believe the Fund is well positioned to take advantage of the inefficiencies we have identified in today's market. In our opinion, we are nearing the time when small-cap issues such as those held by the Fund will once again outperform large-cap issues.

Sincerely,


/s/ Heath B. McLendon                    /s/ John G. Goode
---------------------                    ---------------------
Heath B. McLendon                        John G. Goode
Chairman                                 Vice President and
                                         Investment Officer

June 20, 1997

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Net Asset Value
                  ---------------
                     Beginning      End        Income   Capital Gain   Total
Period               of Period   of Period    Dividends Distributions Returns(1)
================================================================================
5/31/97            $   10.22    $   10.31    $   0.00    $   0.00       0.88%+
--------------------------------------------------------------------------------
11/30/96               10.68        10.22        0.62        0.99      11.15
--------------------------------------------------------------------------------
3/30/95*-11/30/95       9.60        10.68        0.00        0.14      12.70+
================================================================================
Total                                        $   0.62    $   1.13
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without           With
                                                 Sales Charge(1) Sales Charge(2)
================================================================================
Six Months Ended 5/31/97+                             0.88%          (3.19)%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                    0.84           (3.20)
--------------------------------------------------------------------------------
3/30/95* through 5/31/97                             11.28            9.23
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------
                                                                   Without
                                                                Sales Charge(1)
================================================================================
3/30/95* through 5/31/97                                              26.37%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00%.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                   Growth of $10,000 Invested in Shares of the
            Security and Growth Fund vs. Standard & Poor's 500 Index,
           Lehman Brothers Intermediate Term Government Bond Index and
                              Russell 2000 Index+
--------------------------------------------------------------------------------
                             March 1995 -- May 1997


 [The following table was represented as a line graph in the printed material.]


                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in shares of the Security and Growth Fund from March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The Standard & Poor's 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                May 31, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 47.6%
Broadcast Media -- 2.0%

     135,000   Home Shopping Network Inc.+                         $ 4,134,375
--------------------------------------------------------------------------------
Computer Peripheral -- 9.3%
     350,000   Adflex Solutions Inc.+                                5,643,750
      75,000   Applied Magnetics Corp.+                              1,865,625
     300,000   Quantum Corp.+                                       11,662,500
--------------------------------------------------------------------------------
                                                                    19,171,875
--------------------------------------------------------------------------------
Computer Software -- 7.4%
     200,000   Adobe Systems, Inc.                                   8,925,000
     318,400   Infinium Software Inc.+                               2,746,200
     175,000   Informix Corp.+                                       1,575,000
     200,000   Macromedia Inc.+                                      2,012,500
      18,750   Sanctuary Woods Multimedia Corp.+                        58,594
--------------------------------------------------------------------------------
                                                                    15,317,294
--------------------------------------------------------------------------------
Electronics Semiconductor -- 0.6%
      60,000   California Micro Devices+                               495,000
     300,000   Seeq Technology Inc.+                                   721,875
--------------------------------------------------------------------------------
                                                                     1,216,875
--------------------------------------------------------------------------------
Forest Products & Paper -- 0.8%
     419,700   Asia Pacific Resource Inc.+                           1,678,800
--------------------------------------------------------------------------------
Manufacturing-Special -- 3.3%
     400,000   Optical Coating Laboratory Inc.                       4,250,000
   2,727,272   Power Spectra Inc.+++                                 1,960,227
   2,000,000   Power Spectra Inc.+ #                                   718,760
--------------------------------------------------------------------------------
                                                                     6,928,987
--------------------------------------------------------------------------------
Medical Biotechnology -- 6.4%
     340,000   Alteon Inc.+                                          1,360,000
     181,500   Aphton Corp.+                                         2,631,750
     450,000   Neurex Corp.+                                         6,581,250
     255,000   Onyx Pharmaceuticals Inc.+                            2,741,250
--------------------------------------------------------------------------------
                                                                    13,314,250
--------------------------------------------------------------------------------
Medical Supplies -- 3.6%
     150,000   Closure Medical Corp.+                                3,150,000
     900,000   Metra Biosystems Inc.+                                4,275,000
--------------------------------------------------------------------------------
                                                                     7,425,000
--------------------------------------------------------------------------------
Metals-Diversified -- 4.4%
     200,000   Alyn Corp.+                                           2,150,000
     300,000   RMI Titanium Co.+                                     6,975,000
--------------------------------------------------------------------------------
                                                                     9,125,000
--------------------------------------------------------------------------------
Mining -- 1.4%
     417,500   Crown Resources Corp.+                                2,818,125
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    May 31, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================
Oil & Gas -- 3.0%
     400,000   Abacan Resource Corp.+                             $  2,900,000
     250,000   American Exploration Corp.+                           3,218,750
--------------------------------------------------------------------------------
                                                                     6,118,750
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.4%
     100,000   Alza Corp.+                                           2,950,000
--------------------------------------------------------------------------------
Restaurants -- 1.7%
     700,000   Taco Cabana Inc., Class A Shares+                     3,500,000
--------------------------------------------------------------------------------
Telecommunications -- 2.3%
     200,000   Nextel Communications Inc.+                           2,950,000
     300,000   Novatel Inc.+                                         1,912,500
--------------------------------------------------------------------------------
                                                                     4,862,500
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $89,389,696)                                98,561,831
================================================================================
FOREIGN STOCK -- 0.6%
     225,000   Philex Gold Inc.+ (Cost -- $1,826,838)                1,223,357
================================================================================
WARRANTS -- 0.1%
     125,000   Aphton Corp., Expire 9/14/02+ (Cost -- $0)              250,000
================================================================================

      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 50.5%
$180,000,000   U.S. Treasury Strips TINT, zero coupon due 8/15/05
               (Cost -- $99,437,100)                               104,581,800
================================================================================
REPURCHASE AGREEMENT -- 1.2%
   2,414,000   Chase Manhattan Bank, 5.47% due 6/2/97; Proceeds
               at maturity -- $2,415,100; (Fully collateralized by
               U.S. Treasury Bill due 5/15/00; Market value
               -- $2,462,283) (Cost -- $2,414,000)                   2,414,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $193,067,634*)                            $207,030,988
================================================================================

+     Non-income producing security.
++    This security is issued with attached warrants.
# Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    May 31, 1997
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $193,067,634)                     $207,030,988
   Cash                                                                     478
   Receivable for securities sold                                       494,484
   Dividends and interest receivable                                     25,100
--------------------------------------------------------------------------------
   Total Assets                                                     207,551,050
--------------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                            204,692
   Management fees payable                                               91,007
   Payable for Fund shares purchased                                     20,773
   Payable for securities purchased                                       7,365
   Accrued expenses                                                     102,393
--------------------------------------------------------------------------------
   Total Liabilities                                                    426,230
--------------------------------------------------------------------------------
Total Net Assets                                                   $207,124,820
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     20,082
   Capital paid in excess of par value                              179,847,547
   Undistributed net investment income                                2,679,075
   Accumulated net realized gain from security
     transactions and options                                        10,614,762
   Net unrealized appreciation of investments                        13,963,354
--------------------------------------------------------------------------------
Total Net Assets                                                   $207,124,820
================================================================================
Shares Outstanding                                                   20,082,148
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                   $10.31
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997

INVESTMENT INCOME:
   Interest                                                        $  3,808,803
   Dividends                                                             86,000
--------------------------------------------------------------------------------
   Total Investment Income                                            3,894,803
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                             556,674
   Distribution fees (Note 2)                                           278,337
   Shareholder and system servicing fees                                127,254
   Shareholder communications                                            25,796
   Audit and legal                                                       13,044
   Trustees' fees                                                        11,874
   Custody                                                                7,311
   Other                                                                  3,067
--------------------------------------------------------------------------------
   Total Expenses                                                     1,023,357
--------------------------------------------------------------------------------
Net Investment Income                                                 2,871,446
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          8,802,277
     Options written                                                    (38,316)
--------------------------------------------------------------------------------
   Net Realized Gain                                                  8,763,961
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                             23,964,662
     End of period                                                   13,963,354
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (10,001,308)
--------------------------------------------------------------------------------
Net Loss on Investments and Options                                  (1,237,347)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  1,634,099
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997 (unaudited) and the Year Ended November 30, 1996

                                                       1997            1996
================================================================================
OPERATIONS:
  Net investment income                          $   2,871,446    $   7,787,828
  Net realized gain                                  8,763,961       23,428,478
  Decrease in net unrealized appreciation          (10,001,308)      (2,101,994)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,634,099       29,114,312
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   --        (16,260,991)
  Net realized gains                                      --        (21,493,619)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         --        (37,754,610)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net asset value of shares issued
    for reinvestment of dividends                         --         36,941,093
  Cost of shares reacquired                        (38,515,882)     (94,116,308)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                        (38,515,882)     (57,175,215)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (36,881,783)     (65,815,513)

NET ASSETS:
  Beginning of period                              244,006,603      309,822,116
--------------------------------------------------------------------------------
  End of period*                                 $ 207,124,820    $ 244,006,603
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                       $2,679,075        $(192,371)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports.

      The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

      Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares.

      Pursuant to a Distribution Plan, the Fund pays SB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

      All officers and one Trustee of the Trust are employees of SB.

      3. INVESTMENTS

      During the six months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $16,589,337
--------------------------------------------------------------------------------
Sales                                                                57,571,588
================================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 29,094,479
Gross unrealized depreciation                                       (15,131,125)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 13,963,354
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      4. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. OPTION CONTRACTS

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      As of May 31, 1997, the Fund held no purchased put or call options.

      When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      The following covered call option transactions occurred during the period ended May 31, 1997:

                                                                      Number of
                                                          Premium     Contracts
================================================================================
Options written, outstanding at November 30, 1996        $ 188,681      1,500
Options written during the six months ended May 31, 1997    73,498        500
Options cancelled in closing purchase transactions        (262,179)    (2,000)
--------------------------------------------------------------------------------
Options written, outstanding at May 31, 1997             $       0          0
================================================================================

      6. SHARES OF BENEFICIAL INTEREST

      At May 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000 each constitute a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                     Six Months Ended            Year Ended
                                       May 31, 1997           November 30, 1996
================================================================================
Shares issued on reinvestment              --                    3,534,156
Shares redeemed                        (3,786,242)              (8,683,354)
--------------------------------------------------------------------------------
Net Decrease                           (3,786,242)              (5,149,198)
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period:

                                          1997(1)         1996         1995(2)
================================================================================
Net Asset Value, Beginning of Period  $    10.22    $     10.68    $     9.60
-------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.14           0.33          0.28
  Net realized and unrealized gain         (0.05)          0.82          0.94
-------------------------------------------------------------------------------
Total Income From Operations                0.09           1.15          1.22
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --            (0.62)         --
  Net realized gains                        --            (0.99)        (0.14)
-------------------------------------------------------------------------------
Total Distributions                         --            (1.61)        (0.14)
-------------------------------------------------------------------------------
Net Asset Value, End of Period        $    10.31    $     10.22    $    10.68
-------------------------------------------------------------------------------
Total Return                                0.88%++       11.15%        12.70%++
-------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $  207,125    $   244,007    $  309,822
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.92%+         0.99%         1.02%+
  Net investment income                     2.57+          2.88          4.07+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                        7%            43%           26%
-------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions         $     0.05    $      0.05    $     0.06
================================================================================
(1)   For the six months ended May 31, 1997 (unaudited).
(2) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                      (This page intentionally left blank)

Smith Barney
Principal Return Fund

Trustees
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Allan R. Johnson, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                      SMITH BARNEY
                     -------------

A Member of TraverlersGroup [LOGO]

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013

FD0951 7/97



SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Smith Barney
Principal Return
Fund
Zeros Plus
Emerging Growth
Series 2000
--------------------------------------------------------------------------------
May 31,1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------
Zeros Plus Emerging Growth Series 2000
--------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Principal Return Fund - Zeros Plus Emerging Growth Series 2000 ("Fund") for the period ended May 31, 1997. For your convenience, we have summarized the Fund's investment strategy over this time. A comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Fund Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charges paid) on or about February 28, 2000 by investing a portion of its assets in zero coupon U.S. Treasury bonds. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in the equity securities issued by emerging growth companies. These emerging growth companies are usually small-to medium-sized firms that we believe to have significant profit potential over the long term.

For the six month period ended May 31, 1997, the Fund had a total return of 2.90%. During the same six-month period, the Russell 2000 Index* and the Value Line Composite Index (Geometric)** advanced 8.44% and 7.68%, respectively. Emerging growth stocks currently comprise approximately 42.3% of the net assets of the Fund with the remaining balance accounted for by zero coupon U.S. Treasury bonds.

Market Overview

Following the lows reached during July 1996, the leadership that eventually developed in the stock market was concentrated mostly in large, multinational companies. The decided preference of many investors for the shares of large-capitalization companies rather than smaller- and middle-capitalization companies continued until May 1997. Similar to the stock market decline witnessed last summer, the S&P 500 sustained a nearly 10% decline this spring with the over-the-counter market, as represented by the Nasdaq Composite Index, experiencing an approximate 20% decline. As was the case last summer, the rise in long-term interest rates was the catalyst for the correction in the stock market.

----------
* The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American, or Nasdaq stock exchanges.

** The Value Line Composite Index-Geometric is composed of 1,700 stocks tracked by the Value Line Investment Survey.

During the period from November to May, many investors grew increasingly concerned about the Federal Reserve Board's ("Fed") monetary policy that had remained neutral for nearly two years. Although most U.S. government-sponsored indicators of inflation remained benign, the pace of economic growth remained strong, a factor which raised fears at the Fed about a future pickup in inflation. Moreover, Fed Chairman Alan Greenspan added another element of uncertainty to financial markets when he cited the high level of stock prices as a factor that should be considered when setting monetary policy. In late March, the Fed raised short-term interest rates by 0.25%. In March and April, the breadth of the stock market was quite poor, and investors withdrew money from aggressive growth and emerging growth equity mutual funds for several weeks. Many market forecasters incorrectly forecasted the end to the bull market which had been underway since 1990. As investors became more confident that the Fed would refrain from raising interest rates at their May meeting, market breadth improved, monetary flows into mutual funds increased and for the first time in quite a long while small-capitalization stocks outperformed larger-capitalization ones.

Investment Strategy and Market Outlook

We believe that the extreme period of underperformance for smaller stocks has ended. In our view, the nearly 10% advance of the Russell Index in May signaled a broadening out of the stock market, which included more of the types of stocks held in the Fund. Provided that long-term interest rates remain below the high levels reached in the spring, we are reasonably confident that the advance in stock prices will at least match the underlying earnings growth of the economy.

We think the proposed reduction of capital gains rates in the new tax bill increases the long-term attraction of investing in growth stocks. In fact, several of the Fund's holdings performed quite well as their earnings continued to grow strongly and/or they reported excellent progress with their new product pipelines.

Vertex continues to make good progress with their flagship product to treat HIV. Initial test results for this new protease inhibitor have indicated that the drug is effective in suppressing HIV without the highly unfavorable side effects exhibited by similar products. These initial results have made us optimistic that this drug could become a front-line treatment for AIDS.

Quantum Corporation, a leading supplier of computer storage devices, continues to gain market share in the computer storage industry. The combination of rising profit margins and growing revenues led to strong profitability growth for the company. Our confidence in the future of Quantum was recently confirmed when the company declared a 2:1 stock split. Tyco International announced a series of acquisitions that should immediately add to the company's earnings. This diversified manufacturer of flow control, fire protection and disposable medical products has actually seen its internal growth rate increase during the past few years.

In closing, thank you for your investment in the Smith Barney Principal Return Fund - Zeros Plus Emerging Growth Series 2000 and your continued confidence in our investment approach. We look forward to communicating with you at the end of the Fund's fiscal year.

Sincerely,


/s/ Heath B. McLendon                    /s/ Richard A. Freeman

Heath B. McLendon                        Richard A. Freeman
Chairman                                 Vice President and
                                         Investment Officer

June 23, 1997

--------------------------------------------------------------------------------
 Historical Performance
--------------------------------------------------------------------------------

                  Net Asset Value
                --------------------
                Beginning     End       Income      Capital Gain      Total
Period Ended    of Period  of Period   Dividends    Distributions    Returns(1)
================================================================================
5/31/97            $8.63      $8.88       $0.00         $0.00           2.90%+
--------------------------------------------------------------------------------
11/30/96            9.28       8.63        0.57          0.22           1.55
--------------------------------------------------------------------------------
11/30/95            8.15       9.28        0.27          0.35          22.17
--------------------------------------------------------------------------------
11/30/94            9.00       8.15        0.34          0.50          (0.20)
--------------------------------------------------------------------------------
11/30/93            8.16       9.00        0.29          0.09          15.72
--------------------------------------------------------------------------------
11/30/92            7.57       8.16        0.10          0.00           9.15
--------------------------------------------------------------------------------
8/30/91*-11/30/91   7.60       7.57        0.00          0.00          (0.39)+
================================================================================
Total                                     $1.57         $1.16
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Without          With
                                                 Sales Charge(1) Sales Charge(2)
================================================================================
Six Months Ended 5/31/97+                             2.90%           (2.20)%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                    0.62            (4.39)
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                              9.42             8.31
--------------------------------------------------------------------------------
8/30/91* through 5/31/97                              8.54             7.58
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------
                                                                   Without
                                                                Sales Charge(1)
================================================================================
8/30/91* through 5/31/97                                            60.30%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*   Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Zeros Plus Emerging Growth Series 2000
                       vs. Value Line Composite Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                             August 1991 -- May 1997

 [The following table was represented as a line graph in the printed material.]


                             [PLOT POINTS TO COME]


+ Hypothetical illustration of $10,000 invested in shares of the Zeros Plus Emerging Growth Series 2000 from August 30, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The Value Line Composite Index - Geometric, composed of approximately 1,700 stocks, is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                   May 31, 1997
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stocks)

  [The following table was represented as a pie chart in the printed material.]

                                             Common Stock Industry Breakdown
                                        (as a percentage of total common stocks)
                                        ----------------------------------------
           Biotechnology                                  20.1%
           Capital Goods                                  11.2%
           Drug Delivery                                   2.9%
           Pharmaceuticals                                22.4%
           Technology                                     32.6%
           Telecommunications                             10.8%

Top Ten Holdings
                                                              Percentage of
                                                            Total Investments
================================================================================
U.S. Treasury Strips                                                57.7%
Vertex Pharmaceuticals, Inc.                                         5.1
Tyco International Ltd.                                              4.8
Quantum Corp.                                                        4.5
Tech-Sym Corp.                                                       4.2
Genzyme Corp. - General Division                                     4.0
Chiron Corp.                                                         3.8
VLSI Technology, Inc.                                                3.6
IDEC Pharmaceuticals Corp.                                           2.8
C-COR Electronics, Inc.                                              2.4
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                May 31, 1997
--------------------------------------------------------------------------------

    SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 42.3%
Biotechnology -- 8.5%
     120,000   Chiron Corp.+                                       $ 2,265,000
     100,000   Gensia Sicor Inc.+                                      462,500
     100,000   Genzyme Corp. - General Division+                     2,387,500
--------------------------------------------------------------------------------
                                                                     5,115,000
--------------------------------------------------------------------------------
Capital Goods -- 4.7%
      45,000   Tyco International Ltd.                               2,857,500
--------------------------------------------------------------------------------
Drug Delivery -- 1.2%
     100,000   Advanced Polymer Systems, Inc.+                         725,000
--------------------------------------------------------------------------------
Pharmaceuticals -- 9.5%
      23,000   Forest Laboratories Inc., Class A Shares+               971,750
      75,000   IDEC Pharmaceuticals Corp.+                           1,687,500
      75,000   Vertex Pharmaceuticals, Inc.+                         3,037,500
--------------------------------------------------------------------------------
                                                                     5,696,750
--------------------------------------------------------------------------------
Technology -- 13.8%
     100,000   Excel Technology Inc.+                                  831,250
      70,000   Quantum Corp.+                                        2,721,250
      80,000   Tech-Sym Corp.+                                       2,550,000
      90,000   VLSI Technology, Inc.+                                2,188,125
--------------------------------------------------------------------------------
                                                                     8,290,625
--------------------------------------------------------------------------------
Telecommunications -- 4.6%
     104,500   California Microwave, Inc.+                           1,280,125
     150,050   C-COR Electronics, Inc.+                              1,462,988
--------------------------------------------------------------------------------
                                                                     2,743,113
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost-- $13,577,939)                                 25,427,988
================================================================================
      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 57.7%
 $41,000,000   U.S. Treasury Strips, zero coupon due 2/15/00
               (Cost -- $33,107,439)                                34,652,790
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost-- $46,685,378*)                               $60,080,778
================================================================================
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    May 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $46,685,378)                     $ 60,080,778
   Receivable for securities sold                                      204,368
--------------------------------------------------------------------------------
   Total Assets                                                     60,285,146
--------------------------------------------------------------------------------
LIABILITIES:
   Investment advisory fees payable                                     20,231
   Administration fees payable                                          10,115
   Payable to bank                                                       9,758
   Distribution fees payable                                             3,393
   Accrued expenses                                                     28,058
--------------------------------------------------------------------------------
   Total Liabilities                                                    71,555
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 60,213,591
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      6,779
   Capital paid in excess of par value                              42,824,859
   Undistributed net investment income                                 991,223
   Accumulated net realized gain on security transactions            2,995,330
   Net unrealized appreciation of investments                       13,395,400
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 60,213,591
================================================================================
Shares Outstanding                                                   6,778,713
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                   $8.88
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 1997

INVESTMENT INCOME:
   Interest                                                       $  1,366,290
   Dividends                                                             5,000
--------------------------------------------------------------------------------
   Total Investment Income                                           1,371,290
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                   125,268
   Distribution fees (Note 2)                                           78,293
   Administration fees (Note 2)                                         62,634
   Shareholder and system servicing fees                                35,231
   Audit and legal                                                      10,989
   Shareholder communications                                            7,957
   Registration fees                                                     4,863
   Trustees' fees                                                        4,544
   Custody                                                               2,077
   Other                                                                 1,803
--------------------------------------------------------------------------------
   Total Expenses                                                      333,659
--------------------------------------------------------------------------------
Net Investment Income                                                1,037,631
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             8,008,299
     Cost of securities sold                                         5,420,717
--------------------------------------------------------------------------------
   Net Realized Gain                                                 2,587,582
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                            15,177,124
     End of period                                                  13,395,400
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (1,781,724)
--------------------------------------------------------------------------------
Net Gain on Investments                                                805,858
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  1,843,489
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 1997 (unaudited) and the Year Ended November 30, 1996

                                                       1997           1996
================================================================================
OPERATIONS:
  Net investment income                            $ 1,037,631     $ 2,191,296
  Net realized gain                                  2,587,582       1,363,972
  Decrease in net unrealized appreciation           (1,781,724)     (2,664,005)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,843,489         891,263
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                     --      (4,363,626)
  Net realized gains                                        --      (1,632,152)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --      (5,995,778)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends                               --       5,862,983
  Cost of shares reacquired                         (7,061,975)    (11,889,570)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                         (7,061,975)     (6,026,587)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (5,218,486)    (11,131,102)

NET ASSETS:
  Beginning of period                               65,432,077      76,563,179
--------------------------------------------------------------------------------
  End of period*                                   $60,213,591     $65,432,077
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                           $991,223        $(46,408)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Zeros Plus Emerging Growth Series 2000 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ( "Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros and Appreciation Series 1998 and the Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign income dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT
        AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     Pursuant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the six months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $         0
--------------------------------------------------------------------------------
Sales                                                                8,008,299
================================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $14,090,360
Gross unrealized depreciation                                         (694,960)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $13,395,400
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. SHARES OF BENEFICIAL INTEREST

     At May 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros and Appreciation Series 1998 and the Security and Growth Fund each constitutes a sub-trust under the Master Trust Agreement.

     Transactions in shares of the Fund were as follows:

                                   Six Months Ended             Year Ended
                                     May 31, 1997            November 30, 1996
================================================================================
Shares issued on reinvestment                --                    662,288
Shares redeemed                        (800,937)                (1,335,970)
--------------------------------------------------------------------------------
Net Decrease                           (800,937)                  (673,682)
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

                                  1997(1)     1996      1995     1994      1993     1992
==========================================================================================
Net Asset Value,
  Beginning of Period              $8.63     $9.28     $8.15    $9.00     $8.16    $7.57
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income             0.15      0.30      0.27     0.27      0.26     0.26
  Net realized and unrealized
    gain (loss)                     0.10     (0.16)     1.48    (0.28)     0.96     0.43
------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   0.25      0.14      1.75    (0.01)     1.22     0.69
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              --      (0.57)    (0.27)   (0.34)    (0.29)   (0.10)
  Net realized gains                 --      (0.22)    (0.35)   (0.50)    (0.09)     --
------------------------------------------------------------------------------------------
Total Distributions                  --      (0.79)    (0.62)   (0.84)    (0.38)   (0.10)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $8.88     $8.63     $9.28    $8.15     $9.00    $8.16
------------------------------------------------------------------------------------------
Total Return                        2.90%+  + 1.55%    22.17%   (0.20)%   15.72%    9.15%
------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)           $60       $65       $77      $75       $97     $125
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                       1.06%+    1.11%     1.17%    1.15%     1.10%    1.15%
  Net investment income             3.30+     3.15      3.12     3.27      3.12     3.31
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                0%        0%       6%        1%        0%       0%
------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)   $0.06     $0.06    $0.06        --        --       --
==========================================================================================

(1) For the six months ended May 31, 1997 (unaudited).

(2) For the year ended November 30, 1992, the expense ratio excludes interest expense. The expense ratio including interest expense was 1.16%.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

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

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

Smith Barney
Principal Return Fund

Trustees
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Allan R. Johnson, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard Freeman
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                                                     SMITHBARNEY
                                                                     -----------
                                               A Member of Travelers Group[LOGO]


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNCBank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Zeros Plus Emerging Growth Series 2000. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013

FD2403 7/97


SEMI-ANNUAL REPORT

Smith Barney
Principal Return
Fund

Zeros and
Appreciation
Series 1998
--------------------------------------------------------------------------------
May 31, 1997


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Everyday.

--------------------------------------------------------------------------------
Zeros and Appreciation Series 1998
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Principal Return Fund - Zeros and Appreciation Series 1998 ("Fund") for the period ended May 31, 1997. For your convenience, we have summarized the Fund's investment strategy over this period and discussed some of the Fund's holdings in greater detail. A comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Fund Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charge paid) on August 31, 1998 by investing a portion of its assets in zero coupon securities. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in equity securities.

The first six months of the year beginning December 1, 1996 were mixed for financial assets. The stock market continued to advance strongly while the bond market fluctuated within a narrow range due to stronger-than-expected growth in the U.S. economy.

The total return of 5.32% posted by the Fund resulted almost entirely from the appreciation of the stock portion of the Fund, which comprises roughly 40% of total assets. In comparison, the Fund outperformed its Lipper Analytical Services, Inc. peer group average of 3.02% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.) In addition, the Fund's position in zero coupon bonds performed as intended by reducing the volatility of overall financial returns.

Market Overview

Despite a correction approaching 10% in late March, the stock market advanced significantly during the last six months. In our view, the source of the market's volatility was a small increase in short-term interest rates by the Federal Reserve augmented by fears of future rate increases. After a torrid first quarter of 1997, economic growth slowed and inflation fears subsided. As a result, both the bond and stock markets rebounded as investors regained confidence in the so-called "goldilocks" economy (i.e., neither too hot nor too cold).

Fund's Investment Strategy

The core of the equity portion of the Fund's portfolio consists of high-quality growth stocks of companies we believe should provide stable and predictable earnings and dividend growth over the long term. However, due to a paucity of sectors or groups of stocks that offer both attractive valuations and solid fundamentals, we have employed a more diversified portfolio strategy. This emphasis on increasing diversification involves cyclical stocks such as automobile manufacturers as well as restructuring companies with managements dedicated to enhancing shareholder value.

Since our last shareholder letter, the Fund's top-ten holdings have changed slightly. Allstate, a leading provider of auto and home insurance, is now the Fund's top holding. The company continues to reduce "single event" catastrophe exposure, while profitably growing its auto business and returning excess capital to shareholders. Xerox, a long time top-ten holding of the Fund, has provided exceptional returns over the last six months as new digital products and an intensified focus on cost control, have restored the company's status as a growth vehicle. Traditionally, the Fund has held a sizable position in pharmaceuticals such as Merck, Johnson & Johnson and American Home Products and they remain important contributors to performance. Another industry we have been bullish on for some time is energy, where greater-than-expected global demand for oil and gas, as well as continued restructurings have boosted returns. Mobil and Amoco also remain top-ten holdings. Finally, General Electric, Minnesota Mining and Manufacturing and Chase Manhattan Bank have all been solid performers during the last six months.

Market Outlook

The stock market's momentum continues to confound many veteran market observers. Based on traditional measurements, valuations are high and leave little room for error. However, it is almost impossible to forecast when valuations will peak. We do believe that the risk of investing increases as valuations climb and that many investors, after roughly two years of outsized returns, are not thinking a lot about risk. In our opinion, liquidity remains the driving force of the equity market.

Fortunately, corporate profits continue to meet, and in many cases, exceed expectations. The restructuring of corporate America over the last decade has created enormous benefits for U.S. corporations and their shareholders and the momentum remains strong. Inflation, by most accounts, is nonexistent thanks to enormous productivity gains from technology investments. Unemployment is at a 24-year low. While we realize that the current favorable environment will not last, change will most likely occur gradually.

With respect to the bond market, we anticipate that yields will stay in a narrow range through the end of 1997, caught between those investors who fear an accelerating economy and those who fear a slowing U.S. economy. We think inflation should continue to be modest.

The market's recent surge has once again awakened the speculative fevers of many investors. We continue to monitor the rise in speculation realizing that extremes are often the cause of short-term market volatility. In this climate, the Fund's holding in zero coupon U.S. Treasury bonds should help to reduce both its risk and volatility. Furthermore, we believe the Fund's emphasis on high-quality growth stocks should also continue to help performance before the Fund matures in 1998.

In closing, thank you for investing in the Smith Barney Principal Return Fund-Zeros and Appreciation Series 1998. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/ Heath B. McLendon                            /s/ Harry D. Cohen

Heath B. McLendon                                Harry D. Cohen
Chairman                                         Vice President and
                                                 Investment Officer

June 18, 1997

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                    Net Asset Value
                  ------------------
                  Beginning   End of     Income     Capital Gain        Total
Period Ended      of Period   Period    Dividends   Distributions     Returns(1)
================================================================================
5/31/97            $7.52      $7.92       $0.00         $0.00            5.32%+
--------------------------------------------------------------------------------
11/30/96            7.91       7.52        0.78          0.44           11.03
--------------------------------------------------------------------------------
11/30/95            7.75       7.91        0.40          0.83           19.93
--------------------------------------------------------------------------------
11/30/94            9.38       7.75        0.45          0.89           (3.69)
--------------------------------------------------------------------------------
11/30/93            9.02       9.38        0.40          0.10            9.99
--------------------------------------------------------------------------------
11/30/92            8.40       9.02        0.43          0.00           12.86
--------------------------------------------------------------------------------
1/25/91*-11/30/91   7.60       8.40        0.00          0.00           10.53+
================================================================================
Total                                     $2.46         $2.26
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Without           With
                                                Sales Charge(1)  Sales Charge(2)
================================================================================
Six Months Ended 5/31/97+                            5.32%            0.00%
--------------------------------------------------------------------------------
Year Ended 5/31/97                                  12.72             7.09
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                             9.58             8.46
--------------------------------------------------------------------------------
1/25/91* through 5/31/97                            10.20             9.31
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                                    Without
                                                                Sales Charge(1)
================================================================================
1/25/91* through 5/31/97                                             85.31%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
            Zeros and Appreciation Series 1998 vs. S&P 500 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                            January 1991 -- May 1997

 [The following table was represented as a line graph in the printed material.]

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in shares of the Zeros and Appreciation Series 1998 from January 25, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 1997
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stocks)

  [The following table was represented as a pie graph in the printed material.]

                          Basic Industries        6.9%

                          Capital Goods           9.1%

                          Consumer
                          Durables                2.6%

                          Consumer
                          Non-Durables            8.7%

                          Consumer Services      11.0%

                          Diversified
                          Conglomerates           1.9%

                          Energy                 11.7%

                          Financial Services     19.9%

                          Health Care            11.9%

                          Technology             11.8%

                          Telecommunications      4.5%

Top Ten Holdings
                                                               Percentage of
                                                             Total Investments
================================================================================
U.S. Treasury Strips                                                63.0%
Allstate Corp.                                                       1.5
Mobil Corp.                                                          1.0
Eastman Kodak Co.                                                    0.9
Johnson & Johnson                                                    0.9
Xerox Corp.                                                          0.9
Amoco Corp.                                                          0.8
General Electric Co.                                                 0.8
Merck & Co., Inc.                                                    0.8
Chase Manhattan Bank Corp.                                           0.7
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                            VALUE
================================================================================

COMMON STOCKS -- 34.9%
================================================================================
Basic Industries -- 2.4%
       4,500   E.I. du Pont de Nemours & Co.                        $  489,938
       6,000   Hercules, Inc.                                          281,250
       6,000   IMC Global Inc.                                         234,750
       4,000   Mead Corp.                                              255,000
      10,000   Olin Corp.                                              410,000
       2,000   Raychem Corp.                                           148,250
       4,000   St. Joe Co.                                             329,000
--------------------------------------------------------------------------------
                                                                     2,148,188
--------------------------------------------------------------------------------
Capital Goods -- 3.2%
       6,500   Allied Signal, Inc.                                     498,875
       4,000   Emerson Electric Co.                                    216,000
      12,000   General Electric Co.                                    724,500
       4,000   Honeywell Inc.                                          291,000
       3,000   Johnson Controls Inc.                                   127,125
       5,000   Rockwell International Corp.                            322,500
       5,000   Tyco International Ltd.                                 317,500
      10,000   Waste Management Inc.                                   317,500
--------------------------------------------------------------------------------
                                                                     2,815,000
--------------------------------------------------------------------------------
Consumer Durables -- 0.9%
       5,000   Chrysler Corp.                                          158,750
       8,000   General Motors Corp.                                    458,000
       3,000   Goodyear Tire & Rubber Co.                              175,500
--------------------------------------------------------------------------------
                                                                       792,250
--------------------------------------------------------------------------------
Consumer Non-Durables -- 3.0%
       3,300   CPC International, Inc.                                 283,800
       2,000   Conagra Inc.                                            120,250
      10,000   Eastman Kodak Co.                                       828,750
       2,000   Gillette Co.                                            177,750
       8,000   Kimberly-Clark Corp.                                    401,000
       2,000   Proctor & Gamble Co.                                    275,750
       3,000   Stanley Works                                           123,000
       2,500   Unilever NV                                             484,375
--------------------------------------------------------------------------------
                                                                     2,694,675
--------------------------------------------------------------------------------
Consumer Services -- 3.8%
       5,000   Dow Jones & Co., Inc.                                   194,375
       6,000   Gannett, Inc.                                           555,000
       4,000   Gap Inc.                                                137,000
       6,000   J.C. Penney Co.                                         309,000
       5,000   McDonald's Corp.                                        251,250
      10,000   Meredith Corp.                                          258,750
       3,000   New York Times Co., Class A Shares                      138,188
       8,000   Newell Co.                                              306,000
       3,500   Scandinavian Broadcasting Systems, S.A.                  71,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                            VALUE
================================================================================
Consumer Services -- 3.5% (continued)
       5,000   Time Warner, Inc.                                    $  232,500
      15,000   Wal-Mart Stores, Inc.                                   446,250
       6,000   Walt Disney Co.                                         491,250
--------------------------------------------------------------------------------
                                                                     3,391,313
--------------------------------------------------------------------------------
Diversified Conglomerates -- 0.7%
       6,500   Minnesota Mining and Manufacturing Co.                  596,375
--------------------------------------------------------------------------------
Energy -- 4.1%
       6,500   Amerada Hess Corp.                                      347,750
       8,000   Amoco Corp.                                             715,000
       5,000   Ashland Inc.                                            239,375
       2,000   Barret Resources Corp.+                                  67,000
       2,000   Cabot Corp.                                              51,250
       2,500   Enron Inc.                                              101,875
       4,000   Exxon Corp.                                             237,000
       2,000   Halliburton Co.                                         154,750
       6,000   Mobil Corp.                                             839,250
       3,000   Noble Affiliates Inc.                                   126,375
       2,000   Royal Dutch Petroleum Co.                               390,500
       2,000   Sonat, Inc.                                             115,000
       6,000   Union Pacific Resources Corp.                           173,250
       1,500   Williams Cos.                                            66,188
--------------------------------------------------------------------------------
                                                                     3,624,563
--------------------------------------------------------------------------------
Financial Services -- 6.9%
      18,000   Allstate Corp.                                        1,325,250
       8,000   American Express Co.                                    556,000
       3,000   American International Group, Inc.                      406,125
       5,000   Associates First Capital Corp.                          236,250
       7,000   Chase Manhattan Bank Corp.                              661,500
       6,500   Chubb Corp.                                             396,500
       1,500   C.N.A. Financial Corp.+                                 153,562
      10,000   Fannie Mae                                              436,250
       3,000   First Virginia Banks, Inc.                              168,000
       1,000   General Re Corp.                                        175,250
       5,000   Household International Inc.                            491,250
       3,000   Leucadia National Corp.                                  89,625
       4,000   National City Corp.                                     206,000
       1,000   Provident Cos.                                           53,750
       4,000   St. Paul Cos.                                           286,500
       2,000   Wells Fargo & Co.                                       527,000
--------------------------------------------------------------------------------
                                                                     6,168,812
--------------------------------------------------------------------------------
Health Care -- 4.2%
       8,000   Abbott Laboratories                                     504,000
       8,000   American Home Products Corp.                            610,000
       7,500   Bristol-Myers Squibb & Co.                              550,313

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                            VALUE
================================================================================

Health Care -- 4.2% (continued)
      14,000   Johnson & Johnson                                   $   838,250
       8,000   Merck & Co., Inc.                                       719,000
       3,000   Novartis AG                                             205,405
       3,000   SmithKline Beecham PLC                                  262,500
--------------------------------------------------------------------------------
                                                                     3,689,468
--------------------------------------------------------------------------------
Technology -- 4.2%
       2,126   Boeing Co.                                              223,762
       1,000   Cisco Systems Inc.+                                      67,750
       2,000   First Data Corp.                                         80,000
       8,000   Hewlett Packard Co.                                     412,000
       3,000   Imation Corp.+                                           72,000
       3,000   Intel Corp.                                             454,500
       5,000   International Business Machines Corp.                   432,500
       2,000   Lockheed Martin Corp.                                   187,250
       2,000   Microsoft Corp.+                                        248,000
       5,000   Texas Instruments, Inc.                                 449,374
       6,000   Thermo Electron Corp.+                                  207,000
      12,000   Xerox Corp.                                             813,000
--------------------------------------------------------------------------------
                                                                     3,647,136
--------------------------------------------------------------------------------
Telecommunications -- 1.6%
       6,000   Ameritech Corp.                                         393,000
       8,000   Bell Atlantic Corp.                                     560,000
      10,000   GTE Corp.                                               441,250
--------------------------------------------------------------------------------
                                                                     1,394,250
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost-- $18,767,631)                                 30,962,030
================================================================================
    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 63.0%
 $60,000,000   U.S. Treasury  Strips, zero coupon due 8/15/98
               (Cost -- $54,452,372)                                55,920,000
================================================================================
REPURCHASE AGREEMENT -- 2.1%
   1,885,000   Chase Manhattan Bank Corp., 5.470% due 6/2/97;
               Proceeds at maturity -- $1,885,859; (Fully
               collateralized by U.S. Treasury Notes, 6.375%
               due 5/15/00; Market value -- $1,922,702)
               (Cost -- $1,885,000)                                  1,885,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost-- $75,105,003*)                               $88,767,030
================================================================================
+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $75,105,003)                        $88,767,030
   Cash                                                                      199
   Dividends and interest receivable                                      78,878
--------------------------------------------------------------------------------
   Total Assets                                                       88,846,107
--------------------------------------------------------------------------------
LIABILITIES:
   Investment advisory fees payable                                       22,807
   Distribution fees payable                                              15,072
   Administration fees payable                                            14,954
   Accrued expenses                                                       31,610
--------------------------------------------------------------------------------
   Total Liabilities                                                      84,443
--------------------------------------------------------------------------------
Total Net Assets                                                     $88,761,664
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                        $    11,207
   Capital paid in excess of par value                                69,463,199
   Undistributed net investment income                                 2,049,254
   Accumulated net realized gain from security transactions            3,575,977
   Net unrealized appreciation of investments                         13,662,027
--------------------------------------------------------------------------------
Total Net Assets                                                     $88,761,664
================================================================================
Shares Outstanding                                                    11,206,685
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                               $      7.92
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997

INVESTMENT INCOME:
   Interest                                                        $  2,262,546
   Dividends                                                            330,538
--------------------------------------------------------------------------------
   Total Investment Income                                            2,593,084
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    135,142
   Distribution fees (Note 2)                                           112,619
   Administration fees (Note 2)                                          90,095
   Transfer agent fees                                                   54,629
   Audit and legal                                                       11,635
   Shareholder communications                                             8,951
   Trustees' fees                                                         6,465
   Registration fees                                                      3,978
   Shareholder and system servicing fees                                  3,482
   Custody                                                                3,281
   Other                                                                  1,004
--------------------------------------------------------------------------------
   Total Expenses                                                       431,281
--------------------------------------------------------------------------------
Net Investment Income                                                 2,161,803
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             14,351,016
     Cost of securities sold                                         10,809,915
--------------------------------------------------------------------------------
   Net Realized Gain                                                  3,541,101
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                             14,743,051
     End of period                                                   13,662,027
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (1,081,024)
--------------------------------------------------------------------------------
Net Gain on Investments                                               2,460,077
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  4,621,880
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1997 (unaudited) and the Year Ended November 30, 1996

                                                         1997           1996
================================================================================
OPERATIONS:
  Net investment income                              $ 2,161,803   $  4,422,626
  Net realized gain                                    3,541,101      4,226,911
  Increase (decrease) in net unrealized appreciation  (1,081,024)     1,204,551
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               4,621,880      9,854,088
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                     --       (9,107,488)
  Net realized gains                                        --       (5,316,894)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --      (14,424,382)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
   reinvestment of dividends                                --       14,078,633
  Cost of shares reacquired                           (9,652,950)   (14,228,216)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (9,652,950)      (149,583)
--------------------------------------------------------------------------------
Decrease in Net Assets                                (5,031,070)    (4,719,877)

NET ASSETS:
  Beginning of period                                 93,792,734     98,512,611
--------------------------------------------------------------------------------
  End of period*                                     $88,761,664   $ 93,792,734
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                        $ 2,049,254   $   (112,549)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Zeros and Appreciation Series 1998 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value;
(d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income,

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     Pursuant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

     All officers and one Trustee of the Trust are employees of SB.

     3.   INVESTMENTS

     During the six months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 6,445,320
--------------------------------------------------------------------------------
Sales                                                                 14,351,016
================================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 13,700,001
Gross unrealized depreciation                                           (37,974)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 13,662,027
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     4.   REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.   SHARES OF BENEFICIAL INTEREST

     At May 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund each constitute a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                         Six Months Ended       Year Ended
                                           May 31, 1997      November 30, 1996
================================================================================
Shares issued on reinvestment                     --             1,838,422
Shares redeemed                             (1,260,065)         (1,821,367)
--------------------------------------------------------------------------------
Net Increase (Decrease)                     (1,260,065)             17,055
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

                                  1997(1)      1996        1995        1994        1993        1992
=====================================================================================================
Net Asset Value,
  Beginning of Period             $7.52        $7.91       $7.75       $9.38       $9.02       $8.40
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income            0.19         0.38        0.36        0.41        0.38        0.37
  Net realized and unrealized
    gain (loss)                    0.21         0.45        1.03       (0.70)       0.48        0.68
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                       0.40         0.83        1.39       (0.29)       0.86        1.05
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            --          (0.78)      (0.40)      (0.45)      (0.40)      (0.43)
  Net realized gains               --          (0.44)      (0.83)      (0.89)      (0.10)       --
-----------------------------------------------------------------------------------------------------
Total Distributions                --          (1.22)      (1.23)      (1.34)      (0.50)      (0.43)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $7.92        $7.52       $7.91       $7.75       $9.38       $9.02
-----------------------------------------------------------------------------------------------------
Total Return                       5.32%++     11.03%      19.93%      (3.69)%      9.99%      12.86%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)        $  89        $  94       $  99       $ 101       $ 137       $ 166
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.96%+       0.95%       1.05%       1.01%       0.97%       1.01%
  Net investment income            4.80+        4.67        4.59        4.47        4.15        4.39
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               7%          12%         13%         10%         17%          4%
=====================================================================================================
Average commissions per share
  paid on equity transactions(2)  $0.06        $0.06       $0.06        --          --          --
=====================================================================================================

(1)  For the six months ended May 31, 1997 (unaudited).
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney
Principal Return Fund


Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Allan R. Johnson, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                                                    Smith Barney
                                                                    ------------

                                                A Member of TravelersGroup[LOGO]

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNCBank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013

FD2402 7/97